UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) if the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                              L. B. FOSTER COMPANY
               (Exact name of registrant as specified in charter)

      Pennsylvania                  000-10436                    25-1324733
(State of Incorporation)     (Commission File Number)        (I. R. S. Employer
                                                             Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania                         15220
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (412) 928-3417

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Item 12. Results of Operations and Financial Condition

On April 20, 2004, L. B. Foster Company (the "Company") issued a press release announcing the Company's results of operations for the first quarter ended March 31, 2004. A copy of that press release is furnished with this report as Exhibit
99.1 and is incorporated herein by reference.

The information furnished in this item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                INDEX TO EXHIBITS

99.1     Press release dated April 20, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     L. B. Foster Company
                                                     (Registrant)

Date: April 20, 2004                                 By: /s/ David J. Russo
                                                     ---------------------------
                                                     David J. Russo
                                                     Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer